UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        March 17, 2011

MILLER PETROLEUM, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-34732	62-1028629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Baker Highway, Huntsville, TN	37756
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(423) 663-9457

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 17, 2011, the Audit Committee of the Board of Directors of Miller Petroleum, Inc. determined that our unaudited consolidated balance sheet at July 31, 2010, and our unaudited consolidated statements of operations and cash flows for the three month period ended July 31, 2010, as well as our unaudited consolidated balance sheet at October 31, 2010, and our unaudited consolidated statements of operations and cash flows for the three and six month periods ended October 31, 2010 could no longer be relied upon as a result of errors in those financial statements.  We failed to properly accrete our asset retirement obligations in each of the first two quarters of fiscal 2011. In these periods we also failed to properly record depletion, depreciation and amortization expenses related to leasehold costs, wells and equipment, fixed assets and asset retirement obligations and did not properly record the state tax credits expected from our Alaska operations.

Accordingly, our unaudited consolidated balance sheet at July 31, 2010 and the unaudited consolidated statement of operations and unaudited consolidated statement of cash flows for the three month period ended July 31, 2010 as contained in our Quarterly Report on Form 10-Q for the three month period ended July 31, 2010, together with our unaudited consolidated balance sheet at October 31, 2010 and the unaudited consolidated statement of operations and unaudited consolidated statement of cash flows for the three and six month periods ended October 31, 2010 as contained in our Quarterly Report on Form 10-Q for the three and six month periods ended October 31, 2010 will be restated.  We expect that the correction of these accounting errors will increase our depletion, depreciation and amortization expenses for the three month period ended July 31, 2010, and the three and six month periods ended October 31, 2010. These increases of non-cash operating expenses will increase our loss from operations and net loss in each of the periods. In addition, we expect the correction of the state tax credits will result in an increase of income tax expense for the three month period ended July 31, 2010 and the three and six month periods ended October 31, 2010.  The misstatements described herein, which led to this restatement, resulted from a material weakness that existed at the date of management’s most recently issued report on internal control over financial reporting.

The Audit Committee of our Board of Directors has discussed the matters disclosed in this filing with KPMG LLP, our current independent registered public accounting firm.  In addition, our Chief Financial Officer has discussed the matters disclosed in this filing with Sherb & Co., LLP, our former independent registered public accounting firm that performed interim reviews of financial information in accordance with Statements on Auditing Standards (SAS) No. 100  for the three and six month periods  ended July 31, 2010 and October 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLER PETROLEUM, INC.

Date: March 17, 2011	By: /s/ Paul W. Boyd Paul W. Boyd, Chief Financial Officer